JOINT FILING STATEMENT

         The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall be not responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated: February 25, 2000

                              AR Investments Limited

                              By:/s/ J.B. Unsworth
                                 ----------------------------------------
                                 Name: J.B. Unsworth
                                 Title: Director


                              Barry Trust by The Monument Trust
                              Company Limited in its capacity as Trustee

                              By:/s/ Geoffrey Le Page
                                 ----------------------------------------
                                 Name:  Geoffrey Le Page
                                    Title:  Director


                              RH Investments Limited

                              By:/s/ J.B. Unsworth
                                 ----------------------------------------
                                 Name: J.B. Unsworth
                                 Title: Director


                              Rachel Trust by The Monument Trust
                              Company Limited in its capacity as Trustee

                              By:/s/ Geoffrey Le Page
                                 ----------------------------------------
                                    Name:  Geoffrey Le Page
                                    Title:  Director


                              VXM Investments Limited

                              By:/s/ J.B. Unsworth
                                 ----------------------------------------
                                 Name: J.B. Unsworth
                                 Title: Director


                              Vivian Trust by The Monument Trust
                              Company Limited in its capacity as Trustee

                              By:/s/ Geoffrey Le Page
                                 ----------------------------------------
                                 Name:  Geoffrey Le Page
                                 Title:  Director


                              LXB Investments Limited

                              By:/s/ J.B. Unsworth
                                 ----------------------------------------
                                 Name: J.B. Unsworth
                                 Title: Director


                              Lillian Trust by The Monument Trust
                              Company Limited in its capacity as Trustee

                              By:/s/ Geoffrey Le Page
                                 ----------------------------------------
                                 Name:  Geoffrey Le Page
                                 Title:  Director


                              HR Investments Limited

                              By:/s/ J.B. Unsworth
                                 ----------------------------------------
                                 Name: J.B. Unsworth
                                 Title: Director


                              Henry Trust by The Monument Trust
                              Company Limited in its capacity as Trustee

                              By:/s/ Geoffrey Le Page
                                 ----------------------------------------
                                 Name:  Geoffrey Le Page
                                 Title:  Director


                              The Monument Trust Company Limited in its capacity as Trustee of Barry Trust, Rachel Trust, Vivian Trust, Lillian Trust and Henry Trust

                              By: /s/ Geoffrey Le Page
                                 ----------------------------------------
                                 Name:  Geoffrey Le Page
                                 Title:  Director



                              IPC Advisors S.A.R.L.

                              By:   /s/ J.B. Unsworth
                                  ------------------
                                  Name: J.B. Unsworth
                                  Title: Manager


                              LMR Investments Limited

                              By:  /s/ J.B. Unsworth
                                  -----------------
                                  Name: J.B. Unsworth
                                  Title: Director


                              LMR Family Trust by Caledonian Bank
                              & Trust Limited in its capacity as Trustee

                              By:  /s/ David Sargison
                                 ----------------------------------------
                                 Name: David Sargison
                                 Title: Managing Director


                              Caledonian Bank & Trust Limited in
                              its capacity as Trustee of the LMR Family
                              Trust

                              By:   /s/ David Sargison
                                 ----------------------------------------
                                 Name: David Sargison
                                 Title: Managing Director